Klaviyo Announces Fourth Quarter and Fiscal Year 2024 Financial Results

Fourth quarter revenue of $270.2 million, representing 34% year-over-year growth
Full year revenue of $937.5 million, representing 34% year-over-year growth

BOSTON, February 19, 2025 — Klaviyo (NYSE: KVYO), the company that powers smarter digital relationships, today announced results for its fourth quarter and fiscal year ended December 31, 2024.

“We had a very strong finish to the year, crossing a $1 billion revenue run rate as we delivered our strongest Black Friday Cyber Monday yet. Our performance in 2024 highlights the critical role our intelligent, flexible data platform plays in driving growth for our more than 167,000 customers,” said Andrew Bialecki, co-founder and CEO of Klaviyo. “Klaviyo was built for the speed and scale of the consumer world. Consumer engagement requires integrated marketing, built on an embedded data platform, powered by AI and analytics, and Klaviyo is uniquely positioned to drive this new era of consumer engagement in marketing and beyond.”

Recent Business Highlights:
●Closed new and expanded existing customer accounts, such as Ted Baker, Champion, Clarks, and DKNY, during the quarter ended December 31, 2024.
●Over 167,000 customers are using Klaviyo to drive their own revenue growth at the end of fiscal year 2024, compared to over 143,000 customers at the end of fiscal year 2023.
●Increased our penetration up-market, ending the quarter with 2,850 customers generating over $50,000 of ARR, compared to 1,958 at the end of the fourth quarter of 2023, an increase of 46% year over year.
●Continued to expand our current customer base, with NRR of 108% as of December 31, 2024.
●Ended the year with 18.2% of our customers using our SMS offering compared to 16.0% at the end of 2023.
●Expanded our partnership with Woo, making Klaviyo the preferred marketing automation vendor for WooCommerce.
●Continued execution of international expansion with combined fourth quarter EMEA and APAC revenue growth of 42% year-over-year, and opened a new office in Dublin, Ireland to support international growth.

“Klaviyo delivered another quarter of strong financial performance in Q4 to close out a great year as we continue to deliver efficient growth at scale,” said Amanda Whalen, CFO of Klaviyo. “We grew full year revenue 34%, generated $166 million in cash from operating activities and $149 million in free cash flow. As we move to 2025, our priorities remain consistent as we invest behind our growth strategy and we’re excited to expand our scope to power and improve even more of the consumer journey.”

Financial Highlights:

$ in millions (except per share amounts)

	Q4 FY24	FY24
Revenue	$270.2	$937.5
YoY Growth	34%	34%
Gross Profit	$198.4	$716.2
Gross Margin	73%	76%
Non-GAAP Gross Profit	$200.6	$725.9
Non-GAAP Gross Margin	74%	77%
Operating Loss	$(34.7)	$(84.1)
Operating Margin	(13)%	(9)%
Non-GAAP Operating Income	$15.1	$112.5
Non-GAAP Operating Margin	6%	12%
Net loss per share, basic and diluted	$(0.10)	$(0.17)
Non-GAAP net income per share, basic	$0.08	$0.56
Non-GAAP net income per share, diluted	$0.07	$0.50
Cash from Operating Activities	$60.1	$166.0
Free Cash Flow	$54.5	$148.7

Financial Outlook

$ in millions	FY25-Q1 Guidance		FY25 Guidance
	Low	High	Low	High
Revenue	$265	$269	$1,156	$1,164
Year-over-year Growth Rate	26%	28%	23%	24%

Non-GAAP Operating Income	$25.5	$28.5	$130	$136
Non-GAAP Operating Margin	10%	11%	11%	12%

Fully Diluted Shares Outstanding (Millions)	307		309

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities
Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of December 31, 2024	Weighted Average Exercise Price	Shares
Share price	$41.24
Common stock outstanding as of 12/31/2024			272.8
Warrants outstanding			3.8
RSUs outstanding			17.4
Options outstanding		$0.29	25.2
ESPP outstanding			0.3
Total estimated fully diluted shares			319.5

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of December 31, 2024. The investment option expires on July 28, 2030.

Conference Call Information
In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its fourth quarter and fiscal year ended December 31, 2024 and its outlook for its first quarter ending March 31, 2025 and fiscal year ending December 31, 2025. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms
Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.

Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.

Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.

About Klaviyo
Klaviyo (CLAY-vee-oh) powers smarter digital relationships, making it easy for businesses to capture, store, analyze, and predictively use their own data to drive measurable, high-value outcomes. Klaviyo’s modern and intuitive SaaS platform enables business users of any skill level to harness their first-party data from more than 350 integrations to send the right message at the right time across email, SMS, and push notifications. Innovative businesses like Mattel, TaylorMade, Liquid Death, Stanley 1913, and more than 167,000 other paying customers leverage Klaviyo to acquire, engage, and retain customers—and grow on their own terms.

Source: Klaviyo, Inc.

Contact

Investor Relations
Andrew Zilli
ir@klaviyo.com

Press
Amy Hufft
press@klaviyo.com

Forward Looking Statements
This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the first quarter of fiscal year 2025 ending March 31, 2025 and the full fiscal year ending December 31, 2025, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; success of our marketing and sales strategies; costs and expenses associated with being a public company; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i) amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.

Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The amount of employer payroll tax-related items on employee stock transactions was immaterial prior to being publicly listed. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Consolidated Balance Sheet
(In Thousands)
	As of
	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$881,473	$738,562
Restricted cash	375	409
Accounts receivable, net of allowance for doubtful accounts	43,095	23,076
Deferred contract acquisition costs, current	20,544	15,198
Prepaid expenses and other current assets	34,262	26,244
Total current assets	979,749	803,489
Property and equipment, net	48,200	43,450
Right-of-use assets, net	42,917	36,987
Deferred contract acquisition costs, non-current	32,527	23,177
Restricted cash, non-current	739	686
Prepaid marketing expense	153,346	173,844
Other non-current assets	15,830	7,417
Total assets	$1,273,308	$1,089,050
Liabilities, redeemable common stock, and stockholders' equity
Current liabilities:
Accounts payable	$14,579	$13,597
Accrued expenses	99,828	62,838
Lease liabilities, current	20,989	14,081
Deferred revenue	64,497	40,100
Total current liabilities	199,893	130,616
Lease liabilities, non-current	32,449	37,498
Other non-current liabilities	6,979	6,159
Total liabilities	239,321	174,273
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	89	41
Common stock - Series B	184	219
Additional paid-in capital	1,878,899	1,713,560
Accumulated deficit	(845,185)	(799,043)
Total stockholders' equity	1,033,987	914,777
Total liabilities, redeemable common stock, and stockholders' equity	$1,273,308	$1,089,050

Klaviyo, Inc.
Consolidated GAAP Statement of Operations
(In Thousands, Except Share and Per Share Data)

	Three Months Ended December 31,
	2024	2023
Revenue	$270,164	$201,618
Cost of revenue	71,738	45,013
Gross profit	198,426	156,605
Operating expenses:
Selling and marketing	117,832	102,524
Research and development	70,858	52,635
General and administrative	44,390	37,776
Total operating expenses	233,080	192,935
Operating loss	(34,654)	(36,330)
Other income (expense)	526	(126)
Interest income	9,553	9,567
Total other income	10,079	9,441
Loss before income taxes	(24,575)	(26,889)
Provision for income taxes	2,398	(594)
Net loss	$(26,973)	$(26,295)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.10)	$(0.10)
Weighted average common shares outstanding, basic and diluted	270,839,378	258,899,189

Klaviyo, Inc.
Consolidated GAAP Statement of Operations
(In Thousands, Except Share and Per Share Data)

	Year Ended December 31,
	2024	2023
Revenue	$937,464	$698,099
Cost of revenue	221,305	177,888
Gross profit	716,159	520,211
Operating expenses:
Selling and marketing	404,209	394,369
Research and development	238,459	262,177
General and administrative	157,569	194,287
Total operating expenses	800,237	850,833
Operating loss	(84,078)	(330,622)
Other income (expense)	816	(470)
Interest income	39,582	24,051
Total other income	40,398	23,581
Loss before income taxes	(43,680)	(307,041)
Provision for income taxes	2,462	1,192
Net loss	$(46,142)	$(308,233)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.17)	$(1.27)
Weighted average common shares outstanding, basic and diluted	266,336,826	242,889,272

Klaviyo, Inc.
Consolidated Statement of Cash Flows
(In Thousands)
	Three Months Ended December 31,
	2024	2023
Operating activities
Net loss	$(26,973)	$(26,295)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	4,946	3,828
Non-cash operating lease costs	3,120	3,348
Amortization of deferred contract acquisition costs	5,911	4,384
Amortization of prepaid marketing expense	13,224	13,225
Loss on disposal of property and equipment	203	6
Bad debt expense	610	156
Stock-based compensation expense	34,522	38,482
Deferred income tax	1,117	(3,229)
Other	10	10
Changes in operating assets and liabilities:
Accounts receivable	(9,242)	(5,852)
Deferred contract acquisition costs	(9,949)	(7,911)
Prepaid expenses, prepaid taxes, and other assets	(3,275)	3,104
Accounts payable	2,182	4,116
Accrued expenses	36,851	7,998
Deferred revenue	11,565	7,234
Operating lease liabilities	(4,917)	(3,715)
Other non-current liabilities	184	(245)
Net cash provided by operating activities	60,089	38,644
Investing activities
Acquisition of property and equipment	(2,346)	(2,830)
Capitalization of software development costs	(3,282)	(1,093)
Net cash used in investing activities	(5,628)	(3,923)
Financing activities
Proceeds from exercise of common stock awards	3,497	182
Cash paid for finance leases	(3)	(5)
Proceeds from exercise of warrants	4	5
Payment of offering costs	—	(933)
Employee taxes paid related to net share settlement of stock-based awards	(4,401)	(18,762)
Proceeds from employee stock purchase plan	1,131	—
Net cash provided by (used in) financing activities	228	(19,513)
Net increase in cash, cash equivalents, and restricted cash	54,689	15,208
Cash, cash equivalents, and restricted cash, beginning of period	827,898	724,449
Cash, cash equivalents, and restricted cash, end of period	$882,587	$739,657

Klaviyo, Inc.
Consolidated Statement of Cash Flows
(In Thousands)
	Year Ended December 31,
	2024	2023
Operating activities
Net loss	$(46,142)	$(308,233)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	17,717	13,651
Non-cash operating lease costs	12,682	12,997
Amortization of deferred contract acquisition costs	19,752	15,764
Amortization of prepaid marketing expense	52,897	52,897
Loss on disposal of property and equipment	235	6
Bad debt expense	741	524
Stock-based compensation expense	135,212	340,799
Deferred income tax	559	(3,229)
Other	10	118
Changes in operating assets and liabilities:
Accounts receivable	(20,761)	(12,877)
Deferred contract acquisition costs	(34,448)	(26,941)
Prepaid expenses, prepaid taxes, and other assets	(17,296)	(2,375)
Accounts payable	113	4,505
Accrued expenses	36,169	26,666
Deferred revenue	24,397	14,991
Operating lease liabilities	(16,722)	(15,197)
Other non-current liabilities	840	5,305
Net cash provided by operating activities	165,955	119,371
Investing activities
Acquisition of property and equipment	(5,921)	(3,653)
Capitalization of software development costs	(11,305)	(5,705)
Net cash used in investing activities	(17,226)	(9,358)
Financing activities
Proceeds from exercise of common stock options	9,741	4,216
Cash paid for finance leases	(19)	(21)
Proceeds from exercise of warrants	14	62
Proceeds from issuance of common stock in initial public offering, net of issuance costs	—	320,096
Employee taxes paid related to net share settlement of stock-based awards	(23,665)	(81,625)
Proceeds from employee stock purchase plan	8,130	—
Net cash (used in) provided by financing activities	(5,799)	242,728
Net increase in cash, cash equivalents, and restricted cash	142,930	352,741
Cash, cash equivalents, and restricted cash, beginning of year	739,657	386,916
Cash, cash equivalents, and restricted cash, end of year	$882,587	$739,657

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit
(In Thousands)

	Three Months Ended December 31,
	2024	2023
Gross profit	$198,426	$156,605
Stock-based compensation	1,885	3,028
Employer payroll tax on employee stock transactions	261	135
Non-GAAP gross profit	$200,572	$159,768
Gross margin	73.4%	77.7%
Non-GAAP gross margin	74.2%	79.2%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Three Months Ended December 31,
	2024	2023
Operating loss	$(34,654)	$(36,330)
Stock-based compensation	34,522	38,482
Employer payroll tax on employee stock transactions	2,054	822
Amortization of prepaid marketing	13,224	13,225
Non-GAAP operating income	$15,146	$16,199
Operating margin	(12.8)%	(18.0)%
Non-GAAP operating margin	5.6%	8.0%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income
(In Thousands, Except Share and Per Share Data)

	Three Months Ended December 31,
	2024	2023
Net loss	$(26,973)	$(26,295)
Stock-based compensation	34,522	38,482
Employer payroll tax on employee stock transactions	2,054	822
Amortization of prepaid marketing	13,224	13,225
Non-GAAP net income	$22,827	$26,234

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.08	$0.10
Diluted	$0.07	$0.09

Shares used in non-GAAP per share calculations:
Basic	270,839,378	258,899,189
Diluted	304,521,874	296,187,784

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses
(In Thousands)

	Three Months Ended December 31,
	2024	2023
Selling and marketing	$117,832	$102,524
Stock-based compensation	(10,929)	(11,813)
Employer payroll tax on employee stock transactions	(705)	(232)
Amortization of prepaid marketing	(13,224)	(13,225)
Non-GAAP Selling and marketing	$92,974	$77,254

Research and development	$70,858	$52,635
Stock-based compensation	(13,014)	(14,542)
Employer payroll tax on employee stock transactions	(923)	(277)
Non-GAAP Research and development	$56,921	$37,816

General and administrative	$44,390	$37,776
Stock-based compensation	(8,694)	(9,099)
Employer payroll tax on employee stock transactions	(165)	(178)
Non-GAAP General and administrative	$35,531	$28,499

Total operating expenses	$233,080	$192,935
Stock-based compensation	(32,637)	(35,454)
Employer payroll tax on employee stock transactions	(1,793)	(687)
Amortization of prepaid marketing	(13,224)	(13,225)
Non-GAAP Total operating expenses	$185,426	$143,569

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Three Months Ended December 31,
	2024	2023
Cash Provided by operating activities	$60,089	$38,644
Acquisition of property and equipment	(2,346)	(2,830)
Capitalization of software development costs	(3,282)	(1,093)
Free cash flow	$54,461	$34,721
Operating cash flow margin	22.2%	19.2%
Free cash flow margin	20.2%	17.2%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit
(In Thousands)

	Year Ended December 31,
	2024	2023
Gross profit	$716,159	$520,211
Stock-based compensation	8,917	24,973
Employer payroll tax on employee stock transactions	863	1,586
Restructuring expense	—	1,156
Non-GAAP gross profit	$725,939	$547,926
Gross margin	76.4%	74.5%
Non-GAAP gross margin	77.4%	78.5%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Year Ended December 31,
	2024	2023
Operating loss	$(84,078)	$(330,622)
Stock-based compensation	135,212	340,799
Employer payroll tax on employee stock transactions	8,491	7,660
Amortization of prepaid marketing	52,897	52,897
Restructuring expense	—	7,366
Non-GAAP operating income	$112,522	$78,100
Operating margin	(9.0)%	(47.4)%
Non-GAAP operating margin	12.0%	11.2%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income
(In Thousands, Except Share and Per Share Data)

	Year Ended December 31,
	2024	2023
Net loss	$(46,142)	$(308,233)
Stock-based compensation	135,212	340,799
Employer payroll tax on employee stock transactions	8,491	7,660
Amortization of prepaid marketing	52,897	52,897
Restructuring expense	—	7,366
Non-GAAP net income	$150,458	$100,489

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.56	$0.41
Diluted	$0.50	$0.36

Shares used in non-GAAP per share calculations
Basic	266,336,826	242,889,272
Diluted	299,068,507	277,467,933

Klaviyo, Inc.

Reconciliation of Operating Expenses to Non-GAAP Expenses
(In Thousands)

	Year Ended December 31,
	2024	2023
Selling and marketing	$404,209	$394,369
Stock-based compensation	(40,907)	(107,954)
Employer payroll tax on employee stock transactions	(2,551)	(2,747)
Restructuring expense	—	(1,802)
Amortization of prepaid marketing	(52,897)	(52,897)
Non-GAAP Selling and marketing	$307,854	$228,969

Research and development	$238,459	$262,177
Stock-based compensation	(50,693)	(120,184)
Employer payroll tax on employee stock transactions	(3,566)	(1,952)
Restructuring expense	—	(3,300)
Non-GAAP Research and development	$184,200	$136,741

General and administrative	$157,569	$194,287
Stock-based compensation	(34,695)	(87,688)
Employer payroll tax on employee stock transactions	(1,511)	(1,375)
Restructuring expense	—	(1,108)
Non-GAAP General and administrative	$121,363	$104,116

Total operating expenses	$800,237	$850,833
Stock-based compensation	(126,295)	(315,826)
Employer payroll tax on employee stock transactions	(7,628)	(6,074)
Restructuring expense	—	(6,210)
Amortization of prepaid marketing	(52,897)	(52,897)
Non-GAAP Total operating expenses	$613,417	$469,826

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Year Ended December 31,
	2024	2023
Cash provided by operating activities	$165,955	$119,371
Acquisition of property and equipment	(5,921)	(3,653)
Capitalization of software development costs	(11,305)	(5,705)
Free cash flow	$148,729	$110,013
Operating cash flow margin	17.7%	17.1%
Free cash flow margin	15.9%	15.8%